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                                 Exhibit 10.101

                          RADIAN ASSET ASSURANCE INC.,
                             as Certificate Insurer,


                HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE,
                      as an Original Mortgage Loan Seller,


                   AMERICAN BUSINESS MORTGAGE SERVICES, INC.,
                      as an Original Mortgage Loan Seller,


                         AMERICAN BUSINESS CREDIT, INC.,
              as an Original Mortgage Loan Seller and as Servicer,

                               ABFS 2003-1, INC.,
                       as Secondary Mortgage Loan Seller,

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.,
                                  as Depositor,

                                       and

                              JPMORGAN CHASE BANK,

             as Trustee, as Back-up Servicer and as Collateral Agent




                        INSURANCE AND INDEMNITY AGREEMENT


                        ABFS MORTGAGE LOAN TRUST 2003-1,
           MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1, CLASS M



                           Dated as of March 31, 2003

                                TABLE OF CONTENTS

(This Table of Contents is for convenience of reference only and shall not be deemed to be part of this Agreement. All capitalized terms used in this Agreement and not otherwise defined shall have the meanings set forth in Article I of this Agreement.)

                                                                           Page
                                                                           ----

ARTICLE I  DEFINITIONS.......................................................2

   Section 1.01  Defined Terms...............................................2
   Section 1.02. Other Definitional Provisions...............................6

ARTICLE II  REPRESENTATIONS, WARRANTIES AND COVENANTS........................6

   Section 2.01. Representations and Warranties..............................6
   Section 2.02. Affirmative Covenants......................................11
   Section 2.03. Negative Covenants.........................................17
   Section 2.04. Representations, Warranties and Covenants of
                   the Certificate Insurer..................................18

ARTICLE III  THE POLICY; REIMBURSEMENT......................................20

   Section 3.01. Issuance of the Policy.....................................20
   Section 3.02. Payment of Fees and Premium................................22
   Section 3.03. Reimbursement Obligation...................................23
   Section 3.04. Indemnification............................................25
   Section 3.05. Payment Procedure..........................................28
   Section 3.06. Subrogation................................................28
   Section 3.07. Assignment and Other Rights................................29

ARTICLE IV  FURTHER AGREEMENTS..............................................29

   Section 4.01. Effective Date; Term of the Insurance Agreement............29
   Section 4.02. Further Assurances and Corrective Instruments..............29
   Section 4.03. Obligations Absolute.......................................30
   Section 4.04. Assignments; Reinsurance; Third-Party Rights...............32
   Section 4.05. Liability of the Certificate Insurer.......................32
   Section 4.06. Annual Servicing Audit and Certification...................33

ARTICLE V  DEFAULTS AND REMEDIES............................................33

   Section 5.01. Defaults...................................................33
   Section 5.02. Remedies; No Remedy Exclusive..............................34
   Section 5.03. Waivers....................................................35

ARTICLE VI  MISCELLANEOUS...................................................36

   Section 6.01. Amendments, Etc............................................36
   Section 6.02. Notices....................................................36
   Section 6.03. Severability...............................................36
   Section 6.04. GOVERNING LAW..............................................37
   Section 6.05. Payments...................................................37




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   Section 6.06. Consent to Jurisdiction....................................37
   Section 6.07. Consent of the Certificate Insurer.........................38
   Section 6.08. Counterparts...............................................38
   Section 6.09. Headings...................................................38
   Section 6.10. Trial by Jury Waived.......................................38
   Section 6.11. Limited Liability..........................................38
   Section 6.12. Entire Agreement...........................................39
   Section 6.13. Joint and Several Liability................................39


















                                       ii


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         INSURANCE AND INDEMNITY AGREEMENT (as may be amended, modified or supplemented from time to time, this "Insurance Agreement"), dated as of March 31, 2003, by and among RADIAN ASSET ASSURANCE INC., a New York stock insurance company, regulated by the Insurance Department of the State of New York, as Certificate Insurer, AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC Inc."), in its capacity as an Original Mortgage Loan Seller and as Servicer, HOMEAMERICAN CREDIT, INC. d/b/a UPLAND MORTGAGE, as an Original Mortgage Loan Seller, AMERICAN BUSINESS MORTGAGE SERVICES, INC., as an Original Mortgage Loan Seller, ABFS 2003-1, INC., as Secondary Mortgage Loan Seller, BEAR STEARNS ASSET BACKED SECURITIES, INC., a Delaware corporation, in its capacity as depositor (the "Depositor"), and JPMORGAN CHASE BANK, a New York banking corporation, as Trustee, Back-up Servicer and Collateral Agent (the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, (i) the Original Mortgage Loan Sellers have sold and assigned their entire interest to the Secondary Mortgage Loan Seller and (ii) the Secondary Mortgage Loan Seller has sold and assigned its entire interest to the Depositor, and the Depositor has accepted from the Secondary Mortgage Loan Seller the sale and assignment of such interest, in the Mortgage Loans pursuant to an Unaffiliated Seller's Agreement, dated as of March 1, 2003, by and among the Original Mortgage Loan Sellers, the Secondary Mortgage Loan Seller and the Depositor (the "Purchase Agreement");

         WHEREAS, each of the Original Mortgage Loan Sellers and the Secondary Mortgage Loan Seller has made certain representations and warranties with respect to the related Mortgage Loans subject to the Purchase Agreement;

         WHEREAS, a Pooling and Servicing Agreement, dated as of March 1, 2003, by and among the Depositor, the Servicer, the Back-up Servicer, the Collateral Agent and the Trustee (as may be amended, modified or supplemented from time to time as set forth therein, the "P&S Agreement") provides for, among other things, the assignment of the Mortgage Loans by the Depositor to the Trustee for the benefit of the Certificateholders and the Certificate Insurer, the issuance of the ABFS Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1 evidencing the entire beneficial ownership interest in the Trust Fund and the servicing of the Mortgage Loans;

         WHEREAS, the Certificate Insurer intends to issue the Policy, pursuant to which it will agree to pay in favor of the Trustee for the benefit of the Holders of the Class M Certificates, amounts in respect of certain payments on the Class M Certificates;

         WHEREAS, the Certificate Insurer shall be paid a Premium as set forth herein; and

         WHEREAS, each of the Sellers and the Depositor has undertaken certain obligations under the Purchase Agreement and the P&S Agreement for the benefit of the Certificate Insurer and in consideration for the Certificate Insurer's issuance of its Policy.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.01. Defined Terms. Unless the context clearly requires otherwise, capitalized terms used and not defined herein shall have the respective meanings given to them in the P&S Agreement or, if not defined therein, the Policy specified below. References herein to the Servicer shall also be deemed to refer to ABC Inc. in its capacity as Servicer under the P&S Agreement. For purposes of this Insurance Agreement, the terms set forth below shall have the following meanings:

         "ABC Inc." means American Business Credit, Inc., a Pennsylvania corporation, as seller and/or originator under the Purchase Agreement and as Servicer under the P&S Agreement.

         "ABFS" means American Business Financial Services, Inc., a Delaware corporation.

         "Affiliate" means, as to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

         "Benefit Plan" means any "employee benefit plan," as defined in Section 3(3) of ERISA, and any other employee benefit arrangement or payroll practice, including, without limitation, any bonus plan, consulting, employment or other compensation agreement, incentive, equity or equity-based compensation, or deferred compensation arrangement, stock purchase, severance pay, sick leave, vacation pay, salary continuation for disability, hospitalization, medical insurance, life insurance, scholarship program.

         "Certificate Insurer" means Radian Asset Assurance Inc., or any successor thereto, as issuer of the Policy.

         "Certificates" means the ABFS Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1, issued pursuant to the P&S Agreement.

         "Class M Certificates" means those of the Certificates designated as belonging to Class M pursuant to the P&S Agreement.

         "Closing Date" means the date hereof.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commonly Controlled Entity" means, with respect to any Person, each entity, whether or not incorporated, which is affiliated with such Person pursuant to Section 414(b), (c), (m) or (o) of the Code.

         "Default" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.



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         "Depositor" means Bear Stearns Asset Backed Securities, Inc., a
Delaware corporation, or any successor thereto as Depositor under the P&S Agreement.

         "Documents" has the meaning given to such term in Section 2.01(k) herein.

         "ERISA" means the Employee Retirement Income Security Act of 1974, including the rules and regulations thereunder, as amended from time to time.

         "ERISA Affiliate" means any entity or trade or business (whether or not incorporated) which, together with the subject Person, would be treated as a single employer or under common control under Section 414 of the Code or Section 4001 of ERISA and any general partnership of which any such entity is or has been a general partner.

         "Event of Default" means any event of default specified in Section 5.01 of this Insurance Agreement.

         "Financial Statements" means, with respect to each of the Sellers, the consolidated statements of financial condition of ABFS as of June 30, 2002 and June 30, 2001, and the statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended June 30, 2001 and for the interim period ended December 31, 2002.

         "Fitch" means Fitch Ratings, and any successor thereto.

         "Indemnification Agreement" means the Indemnification Agreement dated the Closing Date among the Certificate Insurer and Bear, Stearns & Co. Inc., as representative of the Underwriters.

         "Insurance Agreement" has the meaning given to such term in the initial paragraph hereof.

         "Insurer Information" means the information with respect to the Certificate Insurer set forth in the Offering Document under the caption "THE CERTIFICATE INSURER."

         "Investment Company Act" means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as in effect from time to time.

         "Late Payment Rate" means the lesser of (A) the greater of (1) the "prime rate" of interest, which is published in the "Money Rates" section of The Wall Street Journal (any change in such rate of interest to be effective on the date such change is so announced), plus 3%, and (2) the then applicable highest rate of interest on the Class M Certificates and (B) the maximum rate permissible under applicable usury or similar laws limiting interest rates. Interest at the Late Payment Rate shall be computed on the basis of a 360-day year and the actual number of days elapsed in the related accrual period.

         "Material Adverse Change" means, in respect of any Person, a material adverse change in (i) the ability of such Person to perform its obligations under any of the Operative Documents or (ii) the business, financial condition,




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

results of operations or properties of such Person. References to a "Material Adverse Change" herein which do not refer to a particular Person mean a Material Adverse Change with regard to the Sellers, the Depositor or the Trust Fund.

         "Mortgage Loan Information" means the information in the Offering Document regarding the Mortgage Loans set forth under the heading "THE MORTGAGE LOAN POOL" and the related Sellers' underwriting standards set forth under the headings "THE ORIGINATORS, THE SELLER AND THE SERVICER--Origination of Mortgage Loans" and "--Underwriting Procedures and Practices" and "RISK FACTORS" (to the extent of information concerning the Mortgage Loans thereunder).

         "Multiemployer Plan" means a multiemployer plan (within the meaning of Section 400(1)(a)(3) of ERISA) in respect of which a Commonly Controlled Entity makes contributions, is obligated to contribute or has liability.

         "Offering Document" means the Prospectus Supplement, dated March 26, 2003 in respect of the Class A, Class A-IO and Class M Certificates and any amendment or supplement thereto.

         "Operative Documents" means this Insurance Agreement, the Policy, the Indemnification Agreement, the Certificates, the Optional Termination Side Letter, the Support Agreement, the Interest Rate Hedge Agreement, the Underwriting Agreement, the P&S Agreement and the Purchase Agreement.

         "Optional Termination Side Letter" means the optional termination side letter dated as of the date hereof from the Servicer to the Certificate Insurer and the Trustee.

         "Original Mortgage Loan Seller" means each of ABC Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage and American Business Mortgage Services, Inc. or any successor thereto, as originator/purchaser of the Mortgage Loans and seller thereof to the Secondary Mortgage Loan Seller.

         "P&S Agreement" has the meaning given to such term in the recitals.

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency, corporation or instrumentality of the United States to which the duties and powers of the Pension Benefit Guaranty Corporation are transferred.

         "Person" means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or other trust, limited liability company, partnership or other organization or entity (whether governmental or private).

         "Plan" means any Benefit Plan (other than a Multiemployer Plan) covered by Title IV of ERISA, which is maintained by a Commonly Controlled Entity or in respect of which a Commonly Controlled Entity has liability.

         "Policy" means the Financial Guaranty Insurance Policy, designated as policy number FANI-0509-03090-NY, together with all endorsements thereto, issued




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by the Certificate Insurer in favor of the Trustee and for the benefit of the
Class M Certificateholders in respect of certain payments on the Class M Certificates.

         "Premium" means the non-refundable premium payable in respect of the Policy, which shall be payable (a) on the Closing Date in an amount equal to $75,000.00 and (b) on each Distribution Date in an amount equal to the product of (i) the Premium Percentage, (ii) the aggregate Certificate Principal Balance of the Class A Certificates and the Class M Certificates that are Outstanding on the immediately preceding Distribution Date (or on the Closing Date, in the case of the first Distribution Date), after giving effect to any payments of principal made on such immediately preceding Distribution Date other than any such payment related to an unreimbursed Insured Payment and (iii) 1/12 (or, on the first Distribution Date, a fraction, the numerator of which is the actual number of days from and including the Closing Date to but excluding the first Distribution Date, and the denominator of which is 360).

         "Premium Percentage" shall mean 0.20%.

         "Purchase Agreement" has the meaning given to such term in the recitals.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

         "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

         "Secondary Mortgage Loan Seller" means ABFS 2003-1, Inc. or any successor thereto, as seller of the Mortgage Loans to the Depositor.

         "Seller" means each of the Original Mortgage Loan Sellers and the Secondary Mortgage Loan Seller.

         "Servicing Information" means the information in the Offering Document regarding the Servicer and certain of its servicing practices and set forth under the heading "THE ORIGINATORS, THE SELLER AND THE SERVICER--The Servicer" and "SERVICING OF THE MORTGAGE LOANS" (to the extent of information concerning the Servicer) therein.

         "Transaction" means the transactions contemplated by the Operative Documents, including the transactions described in the Offering Document.

         "Trustee" means JPMorgan Chase Bank, as the Trustee under the P&S Agreement, and any successor thereto under the P&S Agreement.

         "Underwriter Information" has the meaning provided in section 3(c) of the Indemnification Agreement.



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

         "Underwriters" means Bear Stearns & Co. Inc. and Credit Suisse First Boston LLC.

         "Underwriting Agreement" means the Underwriting Agreement between Bear, Stearns & Co. Inc., as representative of the Underwriters and the Depositor, dated March 26, 2003, with respect to the offer and sale of certain of the Certificates, as such may be amended, modified or supplemented from time to time.

         Section 1.02. Other Definitional Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Insurance Agreement shall refer to this Insurance Agreement as a whole and not to any particular provision of this Insurance Agreement, and Section, subsection, Schedule and Exhibit references are to this Insurance Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The words "include" and "including" and words of similar import shall be deemed to be followed by the phrase "without limitation."

                                   ARTICLE II
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 2.01. Representations and Warranties. Each of the Sellers, the Depositor and the Servicer represents and warrants with respect to itself (subject to Section 6.13), in each case, as of the Closing Date and as of the date of each transfer of the Mortgage Loans (other than any Qualified Substitute Mortgage Loan) to the Trust pursuant to the P&S Agreement, as follows:

         (a) Due Organization and Qualification. It is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation. It is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Operative Documents to which it is a party in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Operative Document unenforceable in any material respect or would have a material adverse effect upon the Transaction.

         (b) Power and Authority. It has all necessary power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute and deliver, and to perform its obligations under, the Operative Documents to which it is a party and to consummate the Transaction.

         (c) Due Authorization. The execution, delivery and performance by it of the Operative Documents to which it is a party have been duly authorized by all necessary action on its part and does not require any additional approvals or consents from, or other action by or any notice to or filing with, any Person, including any governmental entity or any of its stockholders, members or other owners which have not previously been obtained or given by it.



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

         (d) Noncontravention. The execution and delivery by it of the Operative Documents to which it is a party, the consummation of the Transaction and the satisfaction of the terms and conditions of the Operative Documents do not and will not:

             (i) conflict with or result in any breach or violation of any provision of its organizational documents or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to it or any of their respective material properties, including regulations issued by any administrative agency or other governmental authority having supervisory powers over it;

             (ii) constitute a default by it or result in the acceleration of any obligation under, or breach any provision of, any loan agreement, mortgage, indenture or other agreement or instrument to which it is a party or by which any of their respective properties is or may be bound or affected; or

             (iii) result in or require the creation of any lien upon or in respect of any of its assets, except as otherwise contemplated by the Operative Documents.

         (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting it or any of its respective subsidiaries, any of its properties or rights or any of its subsidiaries or any of the Mortgage Loans, pending or, to its knowledge after reasonable inquiry, threatened, which, in any case, could result in a Material Adverse Change.

         (f) Valid and Binding Obligations. The Operative Documents (other than the Certificates) to which it is a party have been duly executed and delivered by such party and constitute its legal, valid and binding obligations, as applicable, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. Without attributing the representations and warranties in this sentence to the Servicer or the Sellers, the Certificates when executed, authenticated and delivered by the Trustee in accordance with the P&S Agreement, will be validly issued and outstanding and entitled to the benefits of the P&S Agreement. It will not at any time in the future deny that the Operative Documents to which it is a party constitute its legal, valid and binding obligations.

         (g) Financial Statements. Without attributing the representations and warranties in this Section 2.01(g) to the Depositor, such of ABFS's Financial Statements as have been furnished to the Certificate Insurer, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly its financial condition and results of operations as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as certified therein (subject as to interim statements to normal year-end adjustments). Since the respective dates of the most recent of such Financial Statements, there has been no Material Adverse Change with respect to it. Except as disclosed in the Financial Statements, it




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is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change.

         (h) ERISA.

             (i) No accumulated funding deficiency (as defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred with respect to any Plan. No Plan has been terminated, and no Commonly Controlled Entity has withdrawn from any Multiemployer Plan under circumstances that could result in a Commonly Controlled Entity incurring liability under ERISA that has not been satisfied. No Commonly Controlled Entity has withdrawn from a Plan that is or was subject to Section 4063 of ERISA during a plan year in which such Commonly Controlled Entity was a substantial employer (as defined in Section 4001(a)(2) of ERISA) and no Commonly Controlled Entity has had a cessation of operations that could be treated as a withdrawal under Section 4062(e) of ERISA in either case which could result in material liability to it. No reportable event (as defined in Section 4043 of ERISA) or other event or condition has occurred which could result in the termination of any Plan by the PBGC. As of the last day of the Plan's most recently ended plan year, no Plan has liabilities (determined using the actuarial and interest factors used by such Plan for purposes of the actuarial report used for such plan year, the interest and actuarial factors being reasonable at the time used,) that exceed the Plan's assets by more than $100,000. As of the last day of the Plan's most recently ended plan year, the aggregate liabilities for all Plans (determined using the actuarial and interest factors used by such Plan for purposes of the actuarial report used for such plan year, the interest and actuarial factors being reasonable at the time used,) do not exceed the aggregate assets of the Plans by more than $100,000. The liability to which the Commonly Controlled Entities would become subject under ERISA if they withdrew completely from all Multiemployer Plans (determined as of the most recent valuation date for each Multiemployer Plan) does not exceed $100,000. No Multiemployer Plan is in reorganization (as defined in Section 4241 of ERISA) or insolvent (as defined in Section 4245 of ERISA).

             (ii) Each Commonly Controlled Entity is in compliance in all material respects with ERISA and has not incurred and does not reasonably expect to incur any liabilities to the PBGC under ERISA in connection with any Plan or Multiemployer Plan in any capacity other than as a Commonly Controlled Entity with respect to it, or to contribute now or in the future in respect of any Plan or Multiemployer Plan.

         (i) Compliance With Law, Etc. No practice, procedure or policy employed, or proposed to be employed, by it in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to either of them that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to it.

         (j) Taxes. It has filed or has participated in the filing of a consolidated filing with its parent company or companies prior to the date hereof all United States federal, state and local tax returns that are required to be filed and paid all taxes, including any assessments received by it or its parent company or companies that are not being contested in good faith, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by it or any of its respective parent companies in connection with the Transaction, the execution and delivery of the Operative Documents to which it is a party and the issuance of the Certificates have been paid or shall




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have been paid at or prior to the Closing Date if such taxes, fees or other governmental changes were due on or prior to the Closing Date.

         (k) Accuracy of Information.

             (i) Without attributing the representations and warranties in this
Section 2.01(k)(i) to the Servicer or the Sellers, neither the Operative Documents nor any other information furnished by it to the Certificate Insurer and relating to the Operative Documents, the Mortgage Loans, the Trust Fund, the Certificates, or the operations or financial condition of the Trustee, any Seller, the Depositor, or the Servicer (as amended, supplemented or superseded, collectively, the "Documents") contain any statement of a material fact which was untrue or misleading in any material respect when made.

             (ii) Without attributing the representations and warranties in this
Section 2.01(k)(ii) other than to the Servicer and the Sellers, no information furnished by it to the Certificate Insurer and relating to the Operative Documents, the Mortgage Loans, the Trust Fund or its operations or financial condition (as amended, supplement or superseded, collectively, the "Limited Documents") contain any statement of a material fact which was untrue or misleading in any material respect when made.

             (iii) It does not have any knowledge of any circumstances that could reasonably be expected to cause a Material Adverse Change or, to the extent that the representations and warranties in this sentence are attributable to the Servicer or the Sellers, a Material Adverse Change with respect to it or the Trust Fund.

             (iv) Since the furnishing by it of such Documents or, in the case of the Servicer and the Sellers, such Limited Documents, there has been no change, nor any development or event involving a prospective change known to it, that would render any of such Documents or, in the case of the Servicer and the Sellers, such Limited Documents untrue or misleading in any material respect.

         (l) Compliance With Securities Laws.

             (i) Without attributing the representations and warranties in this
Section 2.01(l)(i) to the Servicer or the Sellers, the offer and sale of the Certificates comply in all material respects with all requirements of law, including all registration requirements of applicable federal securities laws and the representations and warranties made in the Underwriting Agreement are true and correct as of the date of the Offering Document and the date of this Insurance Agreement. Without limiting the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to the Insurer Information, the Servicing Information or the Mortgage Loan Information. The offer and sale of the Certificates have not been and will not be in violation of the Securities Act, any other federal, state or local securities laws. The P&S Agreement is not required to be qualified under the Trust Indenture Act, and none of the Trustee, the Depositor or the Trust Fund is required to be registered as an "investment company" under the Investment Company Act. Each of the Trust Fund and the

Depositor will satisfy in all material respects any of the information reporting requirements of the Securities Exchange Act arising out of the Transaction to which it or the Depositor is subject.

             (ii) Without attributing the representations and warranties in this
Section 2.01 (l)(ii) other than to the Servicer, the Servicing Information does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Servicer has not participated in the offer and sale of the Certificates.

             (iii) Without attributing the representations and warranties in this Section 2.01(l)(iii) other than to the Sellers, the Mortgage Loan Information does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. None of the Sellers have participated in the offer and sale of the Certificates.

         (m) Operative Documents. Each of the representations and warranties made by it in the Operative Documents (other than this Insurance Agreement) to which it is a party is true and correct in all material respects and it hereby makes each such representation and warranty to, and for the benefit of, the Certificate Insurer as if the same were set forth in full herein; provided, however, that, except as provided in Section 3.04 and subject to Article V hereto, the remedies for a breach of any such representation or warranty shall be limited to the remedies therefor provided in the related Operative Document.

         (n) No Consents. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other nongovernmental person, is required in connection with the execution, delivery and performance by it of this Insurance Agreement or of any other Operative Document to which such Person is a party, except (in each case) as have been obtained and are in full force and effect.

         (o) Solvency; Fraudulent Conveyance. It is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, it will not be left with an unreasonably small amount of capital with which to engage in its business, and it does not intend to incur, nor does it believe that it has incurred debts beyond its ability to pay as they mature. None of the Sellers, the Servicer, the Depositor or the Trustee contemplates the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Sellers, the Servicer, the Depositor or the Trustee, or any of their respective assets. The amount of consideration being received by the Original Mortgage Loan Sellers upon the sale of Mortgage Loans to the Secondary Mortgage Loan Seller and by the Secondary Mortgage Loan Seller upon the sale of the Mortgage Loans to the Depositor constitutes reasonably equivalent value and fair consideration therefor. The amount of consideration being received by the Depositor upon the sale of the Certificates to the Underwriters constitutes reasonably equivalent value and fair consideration for the Certificates. None of the Original Mortgage Loan Sellers are transferring the Mortgage Loans to the Secondary Mortgage Loan Seller and the Secondary

Mortgage Loan Seller is not transferring the Mortgage Loans to the Depositor and the Depositor is not transferring Mortgage Loans to the Trust Fund, nor is the Depositor transferring the Certificates to the Underwriters, with any intent to hinder, delay or defraud any of the Sellers or the Depositor, or any of their respective creditors.

         (p) Good Title; Absence of Liens. Without attributing the representations. and warranties in this subsection 2.01(p) to the Servicer or the Sellers, immediately prior to the conveyance of the Mortgage Loans to the Trust Fund pursuant to the P&S Agreement, the Depositor had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person.

         (q) Rating Agency. The information supplied by each of the Sellers, the Servicer and the Depositor to S&P and Fitch in connection with obtaining a rating for the Class M Certificates did not contain any untrue statement of a material fact or omit to state any material fact required to be stated in order to make such information not misleading.

         (r) No Violation of Securities Exchange Act or Regulations T, U or X. Without attributing the representations and warranties in this subsection 2.01(r) to the Servicer or the Sellers, none of the transactions contemplated in the Operative Documents (including the use of the proceeds from the sale of any Class of Certificates) will result in a violation of Section 7 of the Securities Exchange Act, or any regulations issued pursuant thereto, or will result in a violation of any of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

     Section 2.02. Affirmative Covenants. Each of the Sellers, the Depositor and the Servicer hereby agrees, with respect to itself (subject to Section 6.13), in each case, that during the term of this Insurance Agreement, unless the Certificate Insurer shall otherwise expressly consent in writing:

         (a) Compliance With Agreements and Applicable Laws. It shall comply in all material respects with the terms and conditions of, and shall perform its obligations under, and shall not be in default under, any of the Operative Documents to which it is a party, and shall comply with all material requirements of any law, rule or regulation applicable to it.

         (b) Existence. It and its successors and permitted assigns shall maintain its existence and shall at all times continue to be duly organized under the laws of its jurisdiction of incorporation or formation and duly qualified and duly authorized (as described in subsections 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its organizational documents.

         (c) Financial Statements; Accountants' Reports; Other information. It shall keep or cause to be kept in reasonable detail books and records of account of its assets and business, including books and records relating to the Transaction. Each of the Sellers, the Depositor and the Servicer shall furnish or cause to be furnished to the Certificate Insurer in respect of itself:

             (i) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of ABFS's fiscal year, ABC Inc. shall furnish the audited consolidated statement of financial condition of ABFS and its subsidiaries as of the end of such fiscal year and the related audited consolidated statements of operations, stockholders' equity and cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the audit opinion of its independent accountants (which shall be a nationally recognized independent public accounting firm or otherwise acceptable to the Certificate Insurer) and by the certificate specified in Section 2.02(d).

             (ii) Quarterly Financial Statements. As soon as available and in any event within 45 days after the close of each of the first three quarters of each fiscal year, ABC Inc. shall furnish the unaudited consolidated statement of financial condition of ABFS and its subsidiaries as of the end of such quarter and the related unaudited consolidated statements of operations, stockholders' equity and cash flows for the portion of the fiscal year then ended, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles consistently applied (subject to normal year-end adjustments) and accompanied by the certificate specified in Section 2.02(d).

             (iii) Initial Report. On or before the Closing Date, the Depositor shall furnish or cause to be furnished to the Certificate Insurer a copy of a magnetic tape setting forth, as to each Mortgage Loan to be included in the Trust on the Closing Date, the information required under the definition of "Mortgage Loan Schedule" in the P&S Agreement.

             (iv) Certain Information. Upon the written request of the Certificate Insurer, copies of any proxy statements, financial statements, reports and other documents that it or any of its affiliates files with the United States Securities and Exchange Commission or any national securities exchange.

             (v) Other Information. (A) Promptly upon receipt or delivery thereof, copies of all schedules, financial statements or other similar reports delivered to or by it pursuant to the terms of any of the Operative Documents, including all reports and other information provided by or to the Trustee or any holder of Certificates pursuant to the P&S and (B) promptly upon the written request of the Certificate Insurer, such other information as the Certificate Insurer may reasonably request.

         (d) Compliance Certificate. ABC Inc. shall, with respect to itself and the Original Mortgage Loan Sellers, deliver or cause to be delivered to the Certificate Insurer, concurrently with the delivery of the financial statements required pursuant to subsection 2.02(c)(i) and (ii) hereof, one or more certificates signed by an officer authorized to execute such certificates on its behalf stating that:

             (i) a review of its performance under the Operative Documents to which it is a party during such period has been made under such officer's supervision;

             (ii) to the best of such individual's knowledge and belief following reasonable inquiry, no Default or Event of Default has occurred, or if a Default or Event of Default has occurred, specifying the nature thereof and, if there is a right to cure such Default or Event of Default, stating in reasonable detail (including, if applicable, any supporting calculations) the steps, if any, being taken by it to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates;

             (iii) the financial statements submitted in accordance with subsection 2.02(c)(i) or (ii) hereof are complete and correct in all material respects and present fairly the financial condition and the results of its, operations or the operations of its parent company and consolidated subsidiaries as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied; and

             (iv) the Servicer has in full force and effect a blanket fidelity bond (or direct surety bond) and an errors and omissions insurance policy in accordance with the terms and requirements of the P&S Agreement.

         (e) Access to Records; Discussions with Officers and Accountants. Upon the prior written request of the Certificate Insurer, each of the Sellers, the Servicer and the Depositor shall permit, at the Certificate Insurer's sole expense, the Certificate Insurer or its authorized agents:

             (i) to inspect the books and records as they may relate to the Certificates, the Mortgage Loans, the obligations of any such Person under the Operative Documents to which it is a party, and the Transaction;

             (ii) to discuss the affairs, finances and accounts of such Person (with respect to the Servicer or the Sellers, to the extent relating to its capacity to perform its obligations under the Operative Documents to which it is a party) with its chief operating officer and chief financial officer; and

             (iii) with its consent, which shall not be unreasonably withheld, to discuss the affairs, finances and accounts of such Person (with respect to the Servicer or the Sellers, to the extent relating to its capacity to perform its obligations under the Operative Documents to which it is a party) with its independent accountants; provided, however, that its officers shall have the right to be present during such discussions.

     Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Sellers, the Servicer or the Depositor. The books and records of each of the Sellers, the Servicer and the Depositor shall be maintained at its address as designated herein for receipt of notices, unless it shall otherwise advise the parties hereto in writing.

         (f) Notice of Material Events. It shall be obligated promptly to inform the Certificate Insurer in writing of the occurrence of any of the following:

             (i) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against it that (A) would be required to be disclosed to its shareholders or to the United States Securities and Exchange Commission if any Class of Certificates were publicly registered or (B) could result in a Material Adverse Change, or the initiation of any proceeding or the promulgation of any proposed or final rule which would likely result in a Material Adverse Change;

             (ii) any change in the location of its principal office or any change in the location of its books and records, other than the date of the relocation by the Sellers and the Servicer to 100 East Penn Square, Philadelphia, PA 19103 in July 2003; provided, that, if such relocation does not occur in July 2003, it shall so inform the Certificate Insurer;

             (iii) the occurrence of any Default or Event of Default or any Material Adverse Change;

             (iv) the commencement of any proceedings by or against it under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for it or any of its assets, or any actual, proposed or anticipated assignment for the benefit of its creditors;

             (v) the receipt of notice that (A) it is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval materially necessary for the conduct of its business is to be, or may be, suspended or revoked or (C) it is to cease and desist any practice, procedure or policy employed by it in the conduct of its business, and such suspension, revocation or cessation may result in a Material Adverse Change; or

             (vi) the imposition of any tax, assessment or other government charge upon the Trust Fund other than any such charge payable out of collections on the Mortgage Loans pursuant to the P&S Agreement.

         (g) Further Assurances. It agrees to cooperate with S&P and Fitch in connection with any review of the Transaction that may be undertaken by S&P or Fitch after the date hereof.

         (h) Maintenance of Licenses. It has and shall maintain all licenses, permits, charters and registrations which are material to the conduct of its business.

         (i) Retirement of Class M Certificates. Without attributing the covenants in this sentence to the Servicer or the Sellers, it shall instruct the Trustee upon a retirement or other payment of all of the Class M Certificates to surrender the Policy to the Certificate Insurer for cancellation.

         (j) Third-Party Beneficiary. It agrees that the Certificate Insurer shall have all rights of a third-party beneficiary in respect of the Operative Documents (other than this Insurance Agreement, the Underwriting Agreement, the Certificates and any other Operative Document to which the Certificate Insurer is a party) and hereby incorporates and restates its representations, warranties, covenants and agreements as set forth therein or in any certificate or other document delivered in connection with the Transaction for the benefit of the Certificate Insurer.

         (k) Transaction Documents. It shall comply with each of the covenants and other agreements made by it in any of the Operative Documents.

         (l) [Reserved]

         (m) Closing Documents. The Depositor shall provide or cause to be provided to the Certificate Insurer (i) a photostatic or facsimile copy of each of the Operative Documents and any other documents executed and/or delivered in connection with the Transaction as requested by the Certificate Insurer concurrently with the closing on the Closing Date, and (ii) an executed original copy of each document executed in connection with the Transaction within 60 days after the Closing Date.

         (n) Due Diligence. The Certificate Insurer shall have the right, so long as any Class M Certificates remain outstanding, to conduct reviews of the Servicer's practices through reviews of the Mortgage Loans and the servicing practices of the Servicer and through reappraisals of Mortgaged Properties. Such due diligence shall be conducted in a reasonable manner convenient to both the Servicer and the Certificate Insurer and at the Certificate Insurer's sole expense.

         (o) Disclosure Document. Each Offering Document delivered with respect to the Class M Certificates shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law. In addition, each Offering Document delivered with respect to the Class M Certificates which includes financial information of the Certificate Insurer prepared in accordance with GAAP shall include the following statement immediately preceding such financial information:

     The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining where its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making any such determinations.

         (p) Special Purpose Entities.

             (i) Each of the Depositor and the Secondary Mortgage Loan Seller shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which those others are concerned.

             (ii) Each of the Depositor and the Secondary Mortgage Loan Seller shall keep its assets and liabilities wholly separate from those of all other entities. Neither the Depositor nor the Secondary Mortgage Loan Seller shall commingle its funds or other assets with those of any of its Affiliates (other than in respect of items of payment or funds which may be commingled until deposit into the Collection Account in accordance with the P&S Agreement) and shall not hold its assets in any manner that would create an appearance that such assets belong to any such Affiliate, not maintain bank accounts or other depository accounts to which any such Affiliate is an account party, into which such Affiliate makes deposits or from which any such Affiliate has the power to make withdrawals and not act as an agent or representative of any of its Affiliates in any capacity.

             (iii) Neither the Depositor nor the Secondary Mortgage Loan Seller shall guarantee any obligation of any of its Affiliates, or otherwise hold itself out as responsible for the debts of any Affiliate.

             (iv) Each of the Depositor and the Secondary Mortgage Loan Seller shall pay its own incidental administrative costs and expenses from its own funds and allocate all other shared overhead expenses (including, without limitation, telephone and other utility charges, the services of shared employees, consultants and agent, and reasonable legal auditing expenses), and other items of cost and expense shared between the Depositor or the Secondary Mortgage Loan Seller and any respective Affiliate thereof, on the basis of actual use to the extent practicable.

             (v) The financial statements, of the Secondary Mortgage Loan Seller and the Depositor and their respective affiliates shall disclose the effects of the Transactions in accordance with GAAP and shall disclose that the assets of the Depositor are not available to pay creditors of the Sellers or their respective Affiliates.

             (vi) The resolutions, agreements and other instruments of each of the Depositor and the Secondary Mortgage Loan Seller underlying the transactions described in this Insurance Agreement and in the other Documents shall, be continuously maintained by it as its official records, separately identified and held apart from the records of their respective Affiliates.

             (vii) Each of the Depositor and the Secondary Mortgage Loan Seller shall take such actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinions delivered by its counsel remain true and correct at all times.

         (q) Benefit Plan.

             (i) It shall comply in all material respects with the provisions of ERISA, the Code and all other applicable laws, and the Plan and Multi-Employer Plan regulations and interpretations thereunder to the extent applicable, with respect to each Benefit Plan. Without limiting the foregoing, it shall not, and shall cause each ERISA Affiliate not to:

                   (A) permit to exist any material accumulated funding deficiency as defined in Section 302 of ERISA or Section 412 of the Code with respect to any Plan or amend any Plan if, as a result of such amendment, it or an ERISA Affiliate would be required to provide material security under Section 401 or 412 of the Code or Section 306 or 307 of ERISA; or

                    (B) terminate any Benefit Plan of either it or any ERISA Affiliate if such termination would result in any material liability to it or an ERISA Affiliate or withdraw from any Multiemployer Plan if such withdrawal would result in any material liability to it or an ERISA Affiliate.

                (ii) It and its subsidiaries shall not engage in any non-exempt prohibited transaction (within the meaning of Code Section 4975 or ERISA Section
406) with respect to any Benefit Plan which would result in a material liability to it or any such subsidiary.

         Section 2.03. Negative Covenants. Each of the Sellers, the
Servicer, the Depositor and the Trustee hereby agrees, with respect to itself (subject to Section 6.13), that during the term of this Insurance Agreement, unless the Certificate Insurer shall otherwise expressly consent in writing:

             (a) Impairment of Rights. It shall not take any action, or fail to take any action, if such action or failure to take action may result in a Material Adverse Change (within the meaning of the second sentence of the definition of such term, for the avoidance of doubt), nor shall it interfere (or, with respect to the Trustee, intentionally interfere or fail to remove or otherwise withdraw any unintentional interference by it brought to the attention of a Responsible Officer, as defined in the P&S Agreement) with the enforcement of any rights of the Certificate Insurer under or with respect to any of the Operative Documents or with respect to the Trust Fund. It shall give the Certificate Insurer written notice of any such event, action or failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such event, action or failure to act and (ii) promptly prior to the date of occurrence of such event, action or failure to act. It shall furnish to the Certificate Insurer all information reasonably requested by it that is necessary to determine compliance with this paragraph.

             (b) Waiver, Amendments, Etc. It shall not modify, waive or amend, or consent to any modification, waiver or amendment of, any of the terms, provisions or conditions of the Operative Documents to which it is a party without the prior written consent of the Certificate Insurer except as permitted by the P&S Agreement.

             (c) Clean-up Calls. The Servicer shall not exercise its right to terminate the Trust Fund by purchasing the Mortgage Loans and other assets at the applicable Termination Price, or otherwise, without the consent of the Certificate Insurer unless, as a result of the termination, all interest, principal and other amounts due or otherwise owed in respect of the Class M Certificates would be or otherwise are paid in full and, following such termination, all amounts reimbursable or otherwise payable to the Certificate Insurer under any Operative Document would be or otherwise are reimbursed or otherwise paid in full of the applicable Termination Price or other consideration payable in respect thereof. None of the Servicer, the Depositor or the Trustee shall appoint, consent to or otherwise suffer the appointment of any successor to the Servicer under the P&S Agreement without the consent of the Certificate Insurer unless such successor shall have agreed to be bound by the provisions of this Insurance Agreement and the Optional Termination Side Letter, and upon becoming the successor to the Servicer under the P&S Agreement, the Trustee shall be so bound.

             (d) Creation of Indebtedness; Guarantees. Except as contemplated by the Documents, the Depositor shall not create, incur, assume or suffer to exist any indebtedness other than indebtedness guaranteed or approved in writing by the Certificate Insurer except debt for which there is no recourse to the Depositor excluding recourse to the assets pledged to secure such indebtedness. The Depositor shall not assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital.

             (e) Retirement of Certificates. The Trustee shall, upon retirement of the Class M Certificates, furnish to the Certificate Insurer a notice of such retirement and, upon such retirement, shall surrender the Policy to the Certificate Insurer for cancellation.

             (f) No Change in Name, Etc. The Depositor shall not change its name (including using any trade names, fictitious names, assumed names or "doing business as" names), identity or organizational structure in any manner that would, could or might make any financing statement or continuation statement filed in connection with the closing of the Transactions, or otherwise in accordance herewith, seriously misleading unless it shall have given the Certificate Insurer at least 60 days' prior written notice thereof and shall have filed before the date of such change appropriate amendments to all such previously filed financing statements or continuation statements.

             (g) Limitation on Mergers, Etc. The Depositor shall not consolidate with or merge with or into any Person or transfer all or substantially all of its assets to any Person or liquidate or dissolve except as provided in the Operative Documents to which it is a party or as permitted hereby. The Depositor shall furnish to the Certificate Insurer all information requested by the Certificate Insurer that is reasonably necessary to determine compliance with this paragraph.

             (h) Successors. No successor Servicer, Paying Agent, Collateral Agent or Trustee shall be terminated or designated without the prior written approval of the Certificate Insurer, which consent shall not be unreasonably withheld or delayed.

         Section 2.04. Representations, Warranties and Covenants of the Certificate Insurer. The Certificate Insurer represents and warrants to and covenants with the other parties hereto as follows:

             (a) Organization and Licensing. The Certificate Insurer is duly authorized and validly existing stock insurance company organized under the Insurance Laws of the State of New York, duly qualified and licensed to issue financial guaranty insurance policies under the laws of the State of New York and is in good standing under the laws of that State.

             (b) Corporate Power. The Certificate Insurer has the corporate power and authority to issue the Policy and execute and deliver this Insurance Agreement and to perform all of its obligations hereunder and thereunder.

             (c) Authorization; Approvals. Proceedings legally required for the issuance and execution of the Policy and the execution, delivery and performance of this Insurance Agreement have been taken and licenses, orders, consents or other authorizations or approvals of any governmental boards or bodies legally required for the enforceability of the Policy and the conduct by the Certificate Insurer of the business and activities contemplated by the Transaction have been obtained; any proceedings not taken and any licenses, authorizations or approvals not obtained are not material to the enforceability of the Policy.

             (d) Enforceability. The Policy, when issued, and this Insurance Agreement will each constitute a legal, valid and binding obligation of the Certificate Insurer, enforceable against the Certificate Insurer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and to general principles of equity and subject to principles of public policy limiting the right to enforce the indemnification provisions contained therein and herein, insofar as such provisions relate to indemnification for liabilities arising under federal securities laws.

             (e) Insurer Information. The Insurer Information is limited. With due regard for the limitations of the Insurer Information, however, as of the date of the Offering Document and as of the date hereof, the Insurer Information does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading. Copies of the Certificate Insurer's quarterly and annual statutory financial statements prepared on the basis of statutory accounting principles as filed with the New York State Insurance Department and annual financial statements prepared in accordance with generally accepted accounting principles are available upon written request to the Certificate Insurer.

             (f) No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Certificate Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its ability to perform its obligations under the Policy or this Insurance Agreement.

             (g) The execution by the Certificate Insurer of this Insurance Agreement will not, and the satisfaction of the terms hereof will not, conflict with or result in a breach of any of the terms, conditions or provisions of the organizational documents of the Certificate Insurer, or any restriction contained in any contract, agreement or instrument to which the Certificate Insurer is a party or by which it is bound or constitute a default under any of the foregoing.

             (h) Confidential Information. The Certificate Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any information or matter of which it becomes aware (i) as a result of financial statements, reports or other information furnished pursuant to
Section 2.02(c) or (ii) during the inspections conducted or discussions had pursuant to Section 2.02(e), unless such information is readily available from public sources or is disclosed to the Certificate Insurer on a non-confidential basis from any Person or source, which Person or source is not actually known to the Certificate Insurer to be subject to a confidentiality obligation to the Sellers, the Servicer or the Depositor, or except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary or expedient to preserve its rights or security under or to enforce any of the Operative Documents or any other agreement executed in connection with the transactions related to the Operative Documents to which the Certificate Insurer is a party or of which the Certificate Insurer is a third party beneficiary, or in connection with the defense of any legal proceeding in which the Certificate Insurer is a party; provided, however, that the foregoing shall not limit the right of the Certificate Insurer to make such information available to its regulators, rating agencies, reinsurers, participants, credit and liquidity providers, any government sponsored entities, counsel and accountants. If the Certificate Insurer is requested or required (by oral questions, interrogatories, requests for information or documents subpoena, civil investigative demand or similar process) to disclose any information of which it becomes aware through such inspections or discussions, the Certificate Insurer will promptly notify the Sellers, the Servicer and the Depositor of such request(s) so that the Sellers, the Servicer and the Depositor may seek an appropriate protective order and/or waive the Certificate Insurer's compliance with the provisions of this Insurance Agreement, unless the Certificate Insurer, in the opinion of its counsel, is prohibited from providing such notice by any tribunal, court or governmental agency or other governmental or quasi-governmental authority. If, in the absence of a protective order or the receipt of a waiver hereunder, the Certificate Insurer is, nonetheless, in the opinion of its counsel, compelled to disclose such information to any tribunal or else suffer a penalty or liability, the Certificate Insurer may disclose such information to such tribunal that the Certificate Insurer is compelled to disclose; provided, however, that a copy of all information disclosed is provided to the Sellers, the Servicer and the Depositor promptly upon such disclosure; provided, further, however, that no such copy must be delivered or supplied if the Certificate Insurer, in the opinion of its counsel, is prohibited from providing such a copy by any tribunal, court or governmental agency or other governmental or quasi-governmental authority.

             (i) Compliance with Law, Etc. No practice, procedure or policy employed, or proposed to be employed, by the Certificate Insurer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Certificate Insurer that, if enforced, could result in a Material Adverse Change with respect to the Certificate Insurer.

             (j) Rating. The Certificate Insurer is not aware of any facts with regard to itself which, if disclosed to S&P or Fitch, would be reasonably expected to result in a downgrade of the rating of the claims paying ability of the Certificate Insurer by S&P or Fitch.

             (k) Securities Act Registration. To the extent that the Policy constitutes a security within the meaning of Section 2(1) of the Securities Act, the Policy is a security that is exempt from registration under the Securities Act pursuant to the exemption provided by Section 3(a)(8) thereof.

                                  ARTICLE III
                            THE POLICY; REIMBURSEMENT

         Section 3.01. Issuance of the Policy. The Certificate Insurer agrees to issue the Policy on the Closing Date subject to satisfaction of the conditions precedent set forth below on or prior to the Closing Date:

             (a) Payment of Fees, Premium and Expenses. The Certificate Insurer shall have been paid or reimbursed for, or payment shall have been made on behalf of the Certificate Insurer of, that portion of the Premium and those fees and expenses that are payable on the Closing Date;

             (b) Operative Documents. The Certificate Insurer shall have received a copy of each of the Operative Documents, in form and substance reasonably satisfactory to the Certificate Insurer, duly authorized, executed and delivered by each party thereto (other than the Certificate Insurer);

             (c) Certified Documents and Resolutions. The Certificate Insurer shall have received copies of (i) the organizational documents for each of the Sellers, the Servicer, the Depositor and the other parties to the Operative Documents and (ii) the resolutions of the Board of Directors of each such Person authorizing the issuance of the Certificates and the execution, delivery and performance by such Person of the Operative Documents to which it is a party and the transactions contemplated thereby, certified by the Secretary or an Assistant Secretary of such Person (which certificate shall state that such organizational documents are in full force and effect without modification on the Closing Date);

             (d) Incumbency Certificate. The Certificate Insurer shall have received a certificate of the Secretary or an Assistant Secretary of each of the Sellers, the Servicer, the Depositor and the other parties to the Operative Documents certifying the names and signatures of the officers of each such Person authorized to execute and deliver the Operative Documents to which such Person is a party and that shareholder consent to the execution and delivery of such documents is not necessary or has been obtained;

             (e) Representations and Warranties. The representations and warranties of the Sellers, the Servicer, and the Depositor set forth or incorporated by reference in this Insurance Agreement shall be true and correct on and as of the Closing Date as if made on the Closing Date and the Certificate Insurer shall have received a certificate of appropriate officers of each such Person to that effect;

             (f) Opinions of Counsel. The Certificate Insurer shall have received opinions of counsel addressed to the Certificate Insurer in respect of the Sellers, the Servicer and the Depositor, and the other parties to the Operative Documents and the Transaction, in form and substance satisfactory to the Certificate Insurer and addressing such matters as the Certificate Insurer may reasonably request;

             (g) Approvals, Etc. The Certificate Insurer shall have received true and correct copies of all approvals and consents, if any (including any required approval of the shareholders or other owners of equity interests in each of the Sellers, the Servicer and the Depositor), required in connection with the Transaction;

             (h) No Litigation, Etc. No suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, shall be pending or threatened before any court, governmental or administrative agency or arbitrator in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with any of the Operative Documents or the consummation of the Transaction;

             (i) Legality. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the Transaction illegal or otherwise prevent the consummation thereof;

             (j) Satisfaction of Conditions of the Underwriting Agreement. All conditions in the Underwriting Agreement relating to the Underwriters' obligation to purchase the Certificates shall have been satisfied. The Certificate Insurer shall have received copies of each of the documents, and shall be entitled to rely on each of the documents (other than the opinion of counsel to the Underwriter), required to be delivered to the Underwriter pursuant to the Underwriting Agreement;

             (k) Issuance of Ratings. The Certificate Insurer shall have received confirmation that the Class M Certificates insured by the Policy are rated at least "BBB" by S&P and Fitch, without regard to the Policy, and that the Class M Certificates, when issued, will be rated at least "AA" by S&P and Fitch;

             (l) No Default. No Default or Event of Default shall have occurred;

             (m) Additional Items. The Certificate Insurer shall have received such other documents, instruments, approvals or opinions reasonably requested by the Certificate Insurer, including evidence satisfactory to the Certificate Insurer that the conditions precedent, if any, in the other Operative Documents have been satisfied; and

             (n) Satisfactory Documentation. The Certificate Insurer and its counsel shall have reasonably determined that all agreements, instruments, certificates, opinions and other documents to be delivered in connection with the issuance of the Class M Certificates conform to the terms of the Operative Documents and the Offering Document.

         Section 3.02. Payment of Fees and Premium.

             (a) Legal, Accounting and Due Diligence Fees. ABC Inc. shall pay or cause to be paid to the Certificate Insurer, on the Closing Date, the legal, accounting and due diligence fees of the Certificate Insurer, as well as disbursements of counsel to the Certificate Insurer.

             (b) Rating Agency Fees. ABC Inc. will promptly pay or cause to be paid the initial fees of S&P and Fitch with respect to the Class M Certificates and the transactions contemplated hereby following, receipt of a statement with respect thereto. All periodic and subsequent fees of S&P or Fitch with respect to, and directly allocable to, the Class M Certificates shall be for the account of, and shall be billed to, ABC Inc.. The fees for any other rating agency shall be paid by the party requesting such other agency's rating, unless such other agency is a substitute for S&P or Fitch in the event that S&P or Fitch is no longer rating the Class M Certificates, in which case the fees for such agency shall be paid by ABC Inc.

         (c) Premium. In consideration of the issuance by the Certificate Insurer of the Policy, the Certificate Insurer shall be entitled to receive pursuant to this Insurance Agreement and the P&S Agreement, in the State of New York, the Premium as and when due in accordance with the terms of this Insurance Agreement (i) in the case of the Premium due on the Closing Date, directly from the net proceeds of the issuance of the Class M Certificates or from ABC Inc. to the extent that such proceeds are insufficient to pay such Premium, and (ii) on each Distribution Date, pursuant to Section 6.05 of the P&S Agreement until the Class M Certificates have been indefeasibly paid in full. The Premium paid under this Insurance Agreement or under the P&S Agreement shall be nonrefundable and the right of the Certificate Insurer to receive any Premium payable hereunder or thereunder shall be absolute and unconditional, in each case without regard to whether the Certificate Insurer makes any payment under the Policy or any other circumstances relating to the Class M Certificates or the Policy (including any provision being made for payment of the Class' M Certificates prior to maturity). All payments of the Premium shall be made to the Certificate Insurer by wire transfer to an account designated by the Certificate Insurer in a written notice to ABC Inc. and the Trustee.

     Section 3.03. Reimbursement Obligation.

         (a) As and when due in accordance with and from the funds specified in
Section 6.05 of the P&S Agreement, the Certificate Insurer shall be entitled to reimbursement for any payment made by the Certificate Insurer under the Policy and any other amount reimbursable or otherwise payable to the Certificate Insurer under this Agreement, to the extent not previously reimbursed or otherwise paid. Such right of reimbursement shall be absolute and unconditional, in each case without regard to whether the Certificate Insurer makes any payment under the Policy or any other circumstances relating to the Class M Certificates or the Policy (including any provision) being made for payment of the Class M Certificates prior to maturity). Reimbursement shall be due and payable on the date that any such amount is paid, in an amount equal to the amount so paid and all such amounts previously paid that remain unreimbursed, together with interest on any and all such amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

         (b) Each of the Depositor, the Sellers and the Servicer agrees to pay, anything herein or in any of the other Operative Documents to the contrary notwithstanding, and the Certificate Insurer shall be entitled to full reimbursement from it for:

             (i) in the case of the Servicer, (A) any payment made under the Policy' arising as a result of any failure by the Servicer to repurchase, substitute for or otherwise deposit any amount required to be deposited in respect of any Mortgage Loan as mandated by any Operative Document (whether because defective or otherwise), together with interest on any and all such amounts remaining unreimbursed (to the extent permitted by law, if in respect of any such unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate, and (B) any payment made under the Policy arising as a result of the failure by the Servicer to otherwise pay or deposit any amount required to be paid or deposited pursuant to the Operative Documents (other than the Certificates), together with interest on any and all such amounts remaining unreimbursed (to the extent permitted by law, if in respect of any such unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate;

             (ii) in case of the Sellers, (A) any payment made under the Policy arising as a result of its failure to repurchase, substitute for or otherwise deposit any amount required to be deposited in respect of any Mortgage Loan as mandated by the Purchase Agreement (whether because defective or otherwise), together with interest on any and alt such amounts remaining unreimbursed (to the extent permitted by law, if in respect of any such unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate; and

             (iii) in the case of the Depositor, any payment made under the Policy arising as a result of a breach by the Depositor of any of its representations, warranties, covenants or agreements in any of the Operative Documents (including any failure to make any payment, remittance or deposit required to be made by it pursuant to the Operative Documents (other than the Certificates)), together with interest on any and all such amounts remaining unreimbursed (to the extent permitted by law, if in respect of any such unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

         (c) Each of the Sellers, the Depositor and the Servicer agrees to pay to the Certificate Insurer any and all reasonable charges, fees, costs and expenses that the Certificate Insurer may reasonably pay or incur, including reasonable attorneys' and accountants' fees and expenses, in connection with:

             (i) in the case of the Depositor, the enforcement, defense or preservation of any rights in respect of any of the Operative Documents as against or otherwise relating to it, including defending, monitoring or participating in any litigation or proceeding (including any bankruptcy or other insolvency proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Operative Documents or any party to any of the Operative Documents (in its capacity as such a party) or the Transaction; and

             (ii) in the case of the Sellers and the Servicer, (i) any accounts established to facilitate payments under the Policy to the extent that the Certificate Insurer has not been immediately reimbursed on the date that any amount is paid by the Certificate Insurer under the Policy, (ii) the enforcement, defense or preservation of any rights in respect of any of the Operative Documents as against or otherwise relating to it, including defending, monitoring or participating in any litigation or proceeding (including any bankruptcy or other insolvency proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Operative Documents, any party to any of the Operative Documents (in its capacity as such a party) or the Transaction or (iii) any amendment, waiver, consent or other action with respect to, or related to, any Operative Document, whether or not executed or completed.

Costs and expenses shall include a reasonable allocation of compensation and overhead (up to a limit of $30,000 in the aggregate) attributable to the time of employees of the Certificate Insurer spent in connection with the actions described above (other than surveillance and monitoring), and the Certificate Insurer reserves the right to charge a reasonable fee as a condition to executing any waiver or consent proposed in respect of any of the Operative Documents. Payments under this subsection 3.03(c) shall be made as the related charges, fees, costs or expenses are paid or incurred by the Certificate Insurer. All amounts payable under this Section 3.03 are to be immediately due and payable without demand, in full, without any requirement on the part of the Certificate Insurer or any other Person to seek reimbursement of such amounts from any source of reimbursement or indemnity, or to allocate such amounts to any other transaction that may have benefited from the expenditure of such amounts.

         (d) Each of the Sellers, the Servicer and the Depositor agrees to pay to the Certificate Insurer interest on any and all amounts specified in subsection 3.03(b) or 3.03(c) from the date payable until payment thereof in full and to pay to the Certificate Insurer interest on any and all amounts specified in Section 3.02 or 3.04 from the date such amounts become due or, in the case of Section 3.04, are incurred or paid by the Certificate Insurer until payment thereof in full (after as well as before judgment), in each case at the Late Payment Rate.

     Section 3.04. Indemnification.

         (a) In addition to any and all of the Certificate Insurer's rights of reimbursement, indemnification, subrogation and to any other rights of the Certificate Insurer pursuant hereto or under law or in equity, each of the Depositor, the Sellers and the Servicer agrees to pay, and to protect, indemnify and save harmless, the Certificate Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Certificate Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations actually incurred) of any nature (including payments made under the Policy):

             (i) in the case of the Depositor and the Servicer (subject to the proviso that, to the extent not required to be paid by the Certificate Insurer to any other Person, the Servicer shall not be required to pay to the Certificate Insurer or to protect, indemnify or hold the Certificate Insurer harmless against punitive or other exemplary damages or loss of profits), arising out of or relating to the breach by the Depositor or, with respect to the Servicer, its breach of any of the representations, warranties or covenants contained herein or arising out of or relating to the transactions contemplated by the Operative Documents by reason of:

                 (A) with, respect to the Depositor only, any omission or action in connection with the offering, sale, issuance or delivery of the Certificates by the Depositor, other than those covered by subparagraph (F) below;

                 (B) the misfeasance or malfeasance of, or gross negligence or theft committed by, the Depositor or, with respect to the Servicer, itself, or any director, officer, employee, agent, independent contractor or other representative of any such Person, in connection with the Transaction or arising from or relating to any Operative Document;

                 (C) the violation by the Depositor or, with respect to the Servicer, itself of (a) any United States federal, state or local law, rule or regulation or (b) any judgment, order or decree that is applicable to any such Person;

                 (D) the breach by the Depositor or, with respect to the Servicer, itself of any representation, warranty, or covenant under any of the other Operative Documents or the occurrence, in respect of any such Person under any of the other Operative Documents, of any "incipient default" or "event of default";

                 (E) shortfalls, if any (but in the case of the Servicer, only to the extent caused by it), attributable to the (A) liability of any Person for taxes payable in respect of the Certificates or any interest or interests represented thereby, (B) failure to qualify or loss of status by, or termination of, any REMIC as such or (C) imposition of income or other taxes on or with respect to the Trust or the Trust Fund; or

                 (F) subject to the proviso that the Servicer shall be liable under this subparagraph (F) only in respect of the Servicing Information and that the Depositor shall not have liability in respect of the Servicing Information, any untrue statement or alleged untrue statement of a material fact contained in the Offering Document (or any preliminary version thereof or information provided in addition thereto, to the extent not corrected in the Offering Document as delivered or any subsequently provided additional information consistent therewith), or any omission or alleged omission to state in the Offering Document (or any preliminary version thereof or information provided in addition thereto, to the extent not corrected in the Offering Document as delivered or any subsequently provided additional information consistent therewith) a material fact required to be stated in the Offering Document (or any preliminary version thereof or information provided in addition thereto, to the extent not corrected in the Offering Document as delivered or any subsequently provided additional information consistent therewith) or necessary to make the statements in the Offering Document (or any preliminary version thereof or information provided in addition thereto, to the extent not corrected in the Offering Document as delivered or any subsequently provided additional information consistent therewith), in the light of the circumstances under which they were made, not misleading; and provided, further, that this subparagraph (F) does not cover the Insurer Information, the Underwriters Information and the Mortgage Loan Information; and

             (ii) in the case of each of the Sellers, arising out of or relating to its breach of any of the representations, warranties or covenants contained herein or arising out of or relating to the transactions contemplated by the Operative Documents by reason of:

                 (A) the misfeasance or malfeasance of, or gross negligence or theft committed by, it or any of its directors, officers, employees, agents, independent contractors or other representatives in connection with the Transaction or arising from or relating to any Operative Document;

                 (B) the occurrence under any of the other Operative Documents, of any "incipient default" or "event of default"; or

                 (C) any (1) untrue statement or alleged untrue statement of any material fact contained in the Mortgage Loan Information, or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (2) representation, warranty or covenant made by any of the Sellers in the Purchase Agreement, the P&S Agreement or any of the other Operative Documents, being or alleged to be untrue or incorrect.

         (b) The Certificate Insurer agrees to pay, and to protect, indemnify and save harmless, the Sellers, the Servicer, the Trustee and the Depositor, and their respective officers, directors, shareholders, employees, agents and each Person, if any, who controls any of them, within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of (i) any untrue statement or alleged untrue statement of a material fact contained in the Insurer Information or any omission or. alleged omission to state in the Insurer Information a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) any failure of the Certificate Insurer to make a payment required to be made under the Policy or (iii) a breach of any of the representations and warranties of the Certificate Insurer contained in Section 2.04.

         (c) If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") in respect of which the indemnity provided, in Section 3.04(a) or (b) may be sought from any party under Section 3.04(a), on the one hand, or the Certificate Insurer, on the other (each, an "Indemnifying Party") hereunder, each such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all expenses thereof. The omission so to notify the Indemnifying Party will not relieve it from any liability which it may have to any Indemnified Party except to the extent the Indemnifying Party is prejudiced thereby. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party, but the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, (ii) the Indemnifying Party shall have failed within a reasonable period of time to assume, the defense of such action or proceeding and employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable at any time for the reasonable fees and expenses of more than one separate firm of attorneys acting as general counsel and one separate firm of attorneys acting as local counsel for the Indemnified Parties, which firm or firms shall be designated in writing by the Indemnified Party and shall be reasonably satisfactory to the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed, but, if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding with respect to which ,the Indemnifying Party shall have received notice in accordance with this subsection (c), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment. Notwithstanding anything in this paragraph to the contrary, the consent of such Indemnified Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Indemnified Party.

         (d) To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable or insufficient to hold harmless any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the losses incurred by the Indemnified Parties on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Parties, on the other hand.

     Section 3.05. Payment Procedure. In the event of any payment by the Certificate Insurer, each other party hereto agrees to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability, if any, described in Section 3.03 therefor to the Certificate Insurer. All payments to be made to the Certificate Insurer under this Insurance Agreement shall be made to the Certificate Insurer in lawful currency of the United States of America in immediately available funds at the notice address for the Certificate Insurer as specified herein on the date when due or as the Certificate Insurer shall otherwise direct by written notice to the other parties hereto. In the event that the date of any payment to the Certificate Insurer or the expiration of any time period hereunder occurs on a day that is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date except as provided in Section 6.05. Payments to be made to the Certificate Insurer hereunder shall bear interest at the Late Payment Rate from and including the date when payable to but excluding the date when paid.

     Section 3.06. Subrogation.

         (a) The parties hereto acknowledge that, to the extent of any payment made by the Certificate Insurer pursuant to the Policy, the Certificate Insurer shall be subrogated to the rights of each Class M Certificateholder to receive payments in respect of the Class M Certificates, all in accordance with the P&S Agreement and in accordance with the priorities set forth therein for reimbursement of the Certificate Insurer as provided herein and therein. The Depositor agrees to take, or cause to be taken, all actions deemed desirable by the Certificate Insurer to preserve, enforce, perfect or maintain the perfection in the Certificate Insurer's favor of such rights and of all equitable rights of subrogation.

         (b) Each of the parties hereto agrees to promptly and duly take, execute, acknowledge and deliver such further acts, documents, instruments and assurances as the Certificate Insurer may from time to time reasonably request to more effectively evidence any rights to assignment or subrogation under this
Article III, and to protect and perfect all of the Certificate Insurer's other rights.

     Section 3.07. Assignment and Other Rights.

         (a) In consideration of the issuance of the Policy by the Certificate Insurer, in the case of any payment made by or on behalf of the Certificate Insurer under the Policy, in addition to and not by way of limitation of any of the rights and remedies of the Certificate Insurer hereunder, under the Policy or under the P&S Agreement with respect to such payment, each of the Depositor, the Sellers and the Servicer hereby acknowledges and consents to the assignment by the Trustee, on behalf of the Class M Certificateholders, to the Certificate Insurer in accordance with the terms of the relevant notice and certificate (in the case of any payment made by or on behalf of the Certificate Insurer under the Policy) the rights of the Class M Certificateholders with respect to the Class M Certificates to the extent of any such payment made on the Class M Certificates under the Policy.

         (b) The rights and remedies of the Certificate Insurer described in clause (a) above are in addition to, and not in limitation of, the rights of subrogation and other rights and remedies otherwise available to the Certificate Insurer in respect of payments under the Policy made by the Certificate Insurer. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by the Certificate Insurer to effectuate the purpose or provisions of this Section 3.07.

                                   ARTICLE IV
                               FURTHER AGREEMENTS

     Section 4.01. Effective Date; Term of the Insurance Agreement. This Insurance Agreement shall take effect on the Closing Date and shall remain in effect until the later of such time as (a) the Certificate Insurer is no longer subject to a claim under the Policy and the Policy shall have been surrendered to the Certificate Insurer for cancellation and (b) all amounts payable to the Certificate Insurer by any party hereunder or from any other source hereunder or under any or the other Operative Documents, and all amounts payable under the Class M Certificates, have been indefeasibly paid in full; provided, that the provisions of Sections 3.02, 3.03 and 3.04 hereof shall survive any termination of this Insurance Agreement.

     Section 4.02. Further Assurances and Corrective Instruments.

         (a) Except at such times as a default in payment under the Policy shall exist or shall have occurred, none of the parties hereto shall grant any waiver of rights under any of the Operative Documents to which it is a party without the prior written consent of the Certificate Insurer, which shall not be unreasonably withheld, conditioned or delayed and any such waiver without prior written consent of the Certificate Insurer shall be null and void and of no force or effect.

         (b) To the extent permitted by law, each party hereto agrees that it will promptly and from time to time execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Certificate Insurer may reasonably request and as may be required in the Certificate Insurer's judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement.

     Section 4.03. Obligations Absolute.

         (a) The obligations of the parties hereto shall be absolute and unconditional and shall be paid or performed strictly in accordance with this Insurance Agreement under all circumstances irrespective of:

             (i) any lack of validity or enforceability of any of the Operative Documents or any amendment or other modification of, or waiver with respect to, any of the Operative Documents;

             (ii) any exchange or release of any other obligations hereunder or under any other Operative Document, or of any guarantee of or security for any obligations hereunder or thereunder;

             (iii) the existence of any claim, counterclaim, setoff, defense, reduction, abatement or other right that any Person may have at any time against the Certificate Insurer or any other Person, including with respect to the liability of any other Person for the payment of any such obligation;

             (iv) any document presented in connection with the Policy proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

             (v) any payment by the Certificate Insurer under the Policy against presentation of a certificate or other document that does not strictly comply with terms of the Policy;

             (vi) any failure of the Depositor or ABC Inc. to receive the proceeds from the sale of the Certificates; and

             (vii) the inaccuracy or alleged inaccuracy of any Servicer Remittance Report or any notice and certificate upon which any drawing under the Policy is based;

             (viii) the bankruptcy or insolvency of the Certificate Insurer or any other party or any default or alleged default of the Certificate Insurer under the Policy;

             (ix) any nonapplication or misapplication of the proceeds of any drawing upon the Policy; and

             (x) any other circumstances, other than payment in full, that might otherwise constitute a defense available to, or discharge of, any party to any Operative Document.

         (b) The Sellers, the Servicer and the Depositor and any and all others who are now or may become liable for all or part of their respective obligations under this Insurance Agreement, agree to be bound by this Insurance Agreement or any other Operative Document and, to the extent permitted by applicable law, waive and renounce the right to assert as a defense to the performance of their respective obligations each of the following: (i) any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness and obligations evidenced by any Operative Document or by any extension or renewal thereof; (ii) diligence, presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder, except as required by the Operative Documents; (iv) all rights of abatement, diminution, postponement or deduction, and to any defense other than payment, and to any right of setoff or recoupment arising out of any breach under any of the Operative Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to any of them; and (v) any requirement that any Person exhaust any right, power or remedy or proceed against any other Person under this Insurance Agreement or any other Operative document, or against any other Person or any collateral under any other obligation to pay, guarantee or security arrangement.

         (c) The Sellers, the Servicer, the Depositor and any and all others who are now or may become liable for all or part of their respective obligations under this Insurance Agreement, to the extent permitted by law, agree to be bound by this Insurance Agreement and (i) agree that its liabilities hereunder shall, except as otherwise expressly provided herein, be absolute and unconditional and without regard to any setoff or counterclaim or the liability of any other Person for the payment thereof; (ii) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (iii) consent to any and all extensions of time that may be granted by the Certificate Insurer with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (iv) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

         (d) The obligations of ABC Inc. under Sections 3.03 and 3.04 shall be automatically restored and reinstated if and to the extent that for any reason any payment by or on behalf of any Seller is rescinded or must be otherwise restored by any Person, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and ABC Inc. agrees to indemnify each such Person on demand for all reasonable costs and expenses (including fees and disbursements of counsel) incurred by such Person in connection with such rescission or restoration.

         (e) The obligations of ABC Inc. under Sections 3.03 and 3.04 are continuing obligations and shall apply to all related amounts and other obligations whenever arising.

         (f) Except as otherwise provided in this Insurance Agreement, nothing herein shall be construed as prohibiting any party hereto from pursuing any rights or remedies it may have against any Person in a separate legal proceeding.

     Section 4.04. Assignments; Reinsurance; Third-Party Rights.

         (a) This Insurance Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. None of the Sellers, the Servicer, the Depositor or the Trustee may assign any of their respective rights under this Insurance Agreement or any other Operative Document, or delegate any of their respective duties hereunder or thereunder, without the prior written consent of the Certificate Insurer. Any assignments made in violation of this Insurance Agreement shall be null and void.

         (b) The Certificate Insurer shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as the Certificate Insurer may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve the Certificate Insurer of any of its obligations hereunder or under the Policy. The Certificate Insurer shall be entitled to assign or pledge to any bank or other investor providing liquidity or credit with respect to the Transaction or the obligations of the Certificate Insurer in connection therewith any rights of the Certificate Insurer under the Operative Documents or with respect to any real or personal property or other interests pledged to the Certificate Insurer, or in which the Certificate Insurer has a security interest, in connection with the Transaction.

         (c) Except as provided herein with respect to participants and reinsurers, nothing in this Insurance Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Certificateholder or Certificate Owner, other than the Certificate Insurer against the Sellers, the Servicer or the Depositor, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. None of the Trustee or any Certificateholder or Certificate Owner shall have any right to payment from any Premiums paid or payable under the P&S Agreement pursuant hereto or from any amounts paid pursuant to Sections 3.02, 3.03 or 3.04.

     Section 4.05. Liability of the Certificate Insurer. Neither the
Certificate Insurer nor any of its officers, directors or employees shall be liable or responsible for: (a) the use that may be made of the Policy by the Trustee or for any acts or omissions of the Trustee in connection therewith; or
(b) the validity, sufficiency, accuracy or genuineness of documents delivered to the Certificate Insurer in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless the Certificate Insurer shall have actual knowledge thereof). In furtherance and not in limitation of the foregoing, the Certificate Insurer may accept documents that appear on their face to be in order, without responsibility for further investigation.

     Section 4.06. Annual Servicing Audit and Certification. The annual servicing audit required pursuant to Section 5.10 of the P&S Agreement shall be performed by an independent third party reasonably acceptable to the Certificate Insurer. Any one of the five major nationally recognized firms of independent public accountants is deemed to be acceptable.

                                   ARTICLE V
                              DEFAULTS AND REMEDIES

     Section 5.01. Defaults. The occurrence of any of the following shall constitute an Event of Default hereunder:

         (a) Any representation or warranty made by any party hereto (other than the Certificate Insurer) under this Insurance Agreement or any such party, a counterparty under the Interest Rate Hedge Agreement, or any other Person under any other Operative Document, or in any certificate furnished hereunder or thereunder by any such party or Person, shall prove to be untrue or incorrect in any material respect; provided, however, that if such party effectively cures any such defects in any representation or warranty with respect to the Mortgage Loans under any Operative Document or certificate or report furnished under any Operative Document, within the time period specified in the related document as the cure period thereof, such defect shall not in and of itself constitute an Event of Default;

         (b) (i) Any party hereto (other than the Certificate Insurer), a counterparty under any Interest Rate Hedge Agreement, or any other Person shall fail to pay when due any amount payable by it hereunder or under any other Operative Document or (ii) a legislative body has enacted any law that declares or a court of competent jurisdiction shall find or rule, or any Seller, the Servicer or the Depositor shall assert, that this Insurance Agreement or any other Operative Document is not valid and binding on any party hereto or thereto;

         (c) The occurrence and continuance of an "event of default," "Event of Default," or "Servicer Event of Default," or any similar occurrence, in each case under any Operative Document, or any termination of or loss of status or failure to qualify by any REMIC as such;

         (d) Any failure on the part of any party hereto (other than the Certificate Insurer), a counterparty under any Interest Rate Hedge Agreements, or any other Person to duly observe or perform in any material respect any other of the covenants or agreements on its part contained in this Insurance Agreement or in any other Operative Document which continues unremedied, with respect to this Insurance Agreement, for a period of 30 days after the date on which written notice of such failure requiring the same to be remedied shall have been given to it by the Certificate Insurer (with a copy to the Trustee) or, with respect to any other Operative Document, beyond any cure period provided therein commencing on the date at which written notice of such failure requiring the same to be remedied shall have been given to it by the Certificate Insurer (with a copy to the Trustee);

         (e) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator or other similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against any Seller, the Servicer or the Depositor, a counterparty under any Interest Rate Hedge Agreements and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days;

         (f) Any Seller, the Servicer or the Depositor, the counterparty under the Interest Rate Hedge Agreements shall consent to the appointment of a trustee, conservator or receiver or liquidator or other similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property;

         (g) Any Seller, the Servicer or the Depositor, a counterparty under any Interest Rate Hedge Agreement shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

         (h) The Trust Fund or the Depositor shall become subject to registration as an investment company under the Investment Company Act, or for United States federal, state or local income and tax purposes, (i) the Trust Fund shall not qualify as one or more separate REMICs or (ii) the Class A Certificates, the Class M Certificates or the Class A-IO Certificates shall not be treated as one or more regular interests in a REMIC.

     Section 5.02. Remedies; No Remedy Exclusive.

         (a) Upon the occurrence of an Event of Default, the Certificate Insurer may exercise any one or more of the rights and remedies set forth below:

             (i) declare all indebtedness under this Insurance Agreement of every type or description then owed by any Seller, the Servicer or the Depositor to be immediately due and payable, and the same shall thereupon be immediately due and payable;

             (ii) exercise any rights and remedies under this Insurance Agreement or any other Operative Document in accordance with the terms hereof or thereof or direct the Trustee, the Depositor or the Servicer to exercise its rights and remedies in accordance with any Operative Document to which it is a party;

             (iii) exercise any rights and remedies under the Purchase Agreement in accordance with the terms thereof or direct the Depositor to exercise such rights and remedies in accordance with the terms of the Purchase Agreement; or

             (iv) take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts, if any, then due under this Insurance Agreement or any other Operative Document or to enforce performance and observance of any obligation, agreement or covenant on the part of any party (other than the Certificate Insurer) under this Insurance Agreement or under any other Operative Document.

         (b) Unless otherwise expressly provided, no remedy herein conferred or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under this Insurance Agreement or any other Operative Document or existing at law or in equity. No delay or omission to exercise any right or power accruing under this Insurance Agreement or any other Operative Document upon the happening of any event set forth in Section 5.01 shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Certificate Insurer to exercise any remedy reserved to the Certificate Insurer in this Article, it shall not be necessary to give any notice, other than such notice as may be required by this Article.

Section 5.03.  Waivers.

         (a) No failure by the Certificate Insurer to exercise, and no delay by the Certificate Insurer in exercising, any right hereunder shall operate as a waiver thereof. The exercise by the Certificate Insurer of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein to the Certificate Insurer are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity. Any waiver, consent or forbearance hereunder with respect to an event or other occurrence shall operate only with respect to such event or occurrence and not with respect to any subsequent or other event or occurrence, whether or not similar.

         (b) The Certificate Insurer shall have the right, to be exercised in its complete discretion, to waive any Event of Default hereunder, by a writing setting forth the terms, conditions and extent of such waiver signed by the Certificate Insurer and delivered to the Depositor (with a copy to the Trustee). Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

         (c) If any proceeding has been commenced to enforce any right or remedy under this Insurance Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Certificate Insurer, then and in every such case the parties hereto shall, subject to any determination in such proceeding, be restored to their respective former positions hereunder and, thereafter, all rights and remedies of the Certificate Insurer shall continue as though no such proceeding had been instituted.

                                   ARTICLE VI
                                  MISCELLANEOUS

     Section 6.01. Amendments, Etc. This Insurance Agreement may be amended, modified, supplemented or terminated only by written instrument or written instruments signed by the parties hereto. The Depositor agrees to provide a copy of any amendment to this Insurance Agreement promptly to the rating agencies maintaining a rating on the Certificates. No act or course of dealing shall be deemed to constitute an amendment, modification, supplement or termination hereof.

     Section 6.02. Notices. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail, reliable overnight courier or personally delivered and telecopied to the recipient as follows:

         (a) To the Certificate Insurer:

              Radian Asset Assurance Inc.
              335 Madison Avenue
              New York, New York 10017
              Attention:    Chief Risk Officer and Chief Legal Officer
                            Re: ABFS Mortgage Loan Trust, Series 2003-1, Class M
              Facsimile:    (212) 682-5377
              Confirmation: (212) 983-5859

         (in each case in which notice or other communication to the Certificate Insurer refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of the Certificate Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the general counsel of the Certificate Insurer and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

         (b) To any other party hereto, at the address for such party provided in the Operative Documents (other than this Insurance Agreement) to which it is a party.

         A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

     Section 6.03. Severability. In the event that any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

     Section 6.04. GOVERNING LAW. THIS INSURANCE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

     Section 6.05. Payments.

         (a) All payments to the Certificate Insurer hereunder shall be made in lawful currency of the United States and in immediately available funds, shall be made prior to 12:00 p.m. noon (New York City time) on the date such payment is due by wire transfer pursuant to wire transfer instructions and bank account information provided by the Certificate Insurer, or to such other office or account as the Certificate Insurer may direct. Payments received by the Certificate Insurer after 12:00 p.m. noon (New York City time) shall be deemed to have been received on the next succeeding Business Day, and such extension of time shall be included in computing interest, commissions or fees, if any, in connection with such payment.

         (b) Whenever any payment under this Insurance Agreement stated to be due on a day which is not a Business Day is to be made on the next succeeding Business Day pursuant to Section 3.05, such extension of time shall in such cases be included in computing interest, commissions or fees, if any, in connection with such payment.

         (c) To the extent permitted by law, the Certificate Insurer shall be entitled to interest on all amounts owed to the Certificate Insurer under this Agreement in respect of interest from the date such amounts become due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

     Section 6.06. Consent to Jurisdiction.

         (a) The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the Borough of Manhattan, and any appellate court from any thereof, in any action, suit or proceeding brought against it and to or in connection with this Insurance Agreement, the Policy or any of the other Operative Documents or the Transaction or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final unappealable judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

         (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

         (c) Service on the Depositor may be made by mailing or delivering copies of the summons and complaint and other process which may be served in any suit, action or proceeding to the Depositor addressed as follows: Bear Stearns Asset Backed Securities, Inc., 383 Madison Avenue, New York, New York 10179,
Attention: General Counsel. Such address may be changed by the applicable party or parties by written notice to the other parties hereto. The provision of notice to change the address set forth in Section 6.02 shall constitute notice for purposes of the preceding sentence, unless such notice shall expressly state to the contrary.

         (d) Nothing contained in this Insurance Agreement shall limit or affect any party's right to serve process in any other manner permitted by law or to start legal proceedings relating to this Insurance Agreement, the Policy or any of the other Operative Documents against any other party or its properties in the courts of any jurisdiction.

     Section 6.07. Consent of the Certificate Insurer. In the event that the consent of the Certificate Insurer is required under this Insurance Agreement, the Policy or any of the other Operative Documents, the determination whether to grant or withhold such consent shall be made by the Certificate Insurer in its sole discretion without any implied duty towards any other Person, except as otherwise expressly provided therein, and such consent shall be effective only when and if given by the Certificate Insurer in writing.

     Section 6.08. Counterparts. This Insurance Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

     Section 6.09. Headings. The headings of Articles and Sections and the Table of Contents contained in this Insurance Agreement are provided for convenience only. They form no part of this Insurance Agreement and shall not affect its construction or interpretation. Unless otherwise indicated, all references to Articles and Sections in this Insurance Agreement refer to the corresponding Articles and Sections of this Insurance Agreement.

     Section 6.10. Trial by Jury Waived. Each party hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with this Insurance Agreement, the Policy or any of the other Operative Documents or any of the transactions contemplated thereunder. Each party hereto (A) certifies that no representative, agent or attorney of any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and (B) acknowledges that it has been induced to enter into this Insurance Agreement, the Policy (in the case of the Certificate Insurer) and the other Operative Documents to which it is a party by, among other things, this waiver.

     Section 6.11. Limited Liability. No recourse under this Insurance Agreement, the Policy or any other Operative Document shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Operative Documents, it being expressly agreed and understood that this Insurance Agreement and each other Operative Document is solely a corporate obligation of each party thereto and hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches of any party hereto of any obligations under any Operative Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Insurance Agreement and the issuance of the Policy hereunder.

     Section 6.12. Entire Agreement. This Insurance Agreement, the Policy and the other Operative Documents set forth the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede and replace any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

     Section 6.13. Joint and Several Liability. Each of the representations, warranties, covenants and other agreements made by any of the Sellers in this Insurance Agreement are made by such party for it and on its own behalf. However, such agreements and all other obligations and other duties of HomeAmerican Credit, Inc. d/b/a Upland Mortgage, American Business Mortgage Services, Inc. and ABFS 2003-1, Inc. (collectively, the "ABFS Entities"), separately or together with ABC Inc., under this Insurance Agreement shall be joint and several obligations and duties of the ABFS Entities and ABC Inc., irrespective of any allocation of proceeds, rights or obligations between them and of any other matter. Without limiting the generality of the foregoing, each representation, warranty, covenant or other agreement designated in this Insurance Agreement as a representation, warranty, covenant or other agreement of the ABFS Entities, separately or together with ABC Inc., shall be a representation, warranty, covenant or other agreement of ABC Inc., jointly and severally with the ABFS Entities. ABC Inc. shall not exercise any right of subrogation as against the ABFS Entities until one year and one day after the Class M Certificates are no longer Outstanding, the Class M Certificateholders and the Certificate Insurer have indefeasibly been paid in full all amounts owing to them under the Class M Certificates, this Insurance Agreement and all other Operative Documents, have been fully satisfied, discharged and otherwise terminated and the security interest Granted under the P&S Agreement with respect to the collateral in the Trust Fund has been released in accordance therewith. If, prior to such time, any amount is paid by the ABFS Entities to ABC Inc., or is otherwise received by ABC Inc. on account of any such right of subrogation, such amount shall be held by it in trust for and shall be promptly be paid by it to the Trustee.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.

               RADIAN ASSET ASSURANCE INC., as Certificate Insurer


               By: Myer R. Strauss
                   ---------------------------------
               Name: Myer R. Strauss
               Title: Vice President


               HOMEAMERICAN CREDIT, INC., d/b/a UPLAND MORTGAGE,
                as an Original Mortgage, as an Original Mortgage Loan Seller


               By: Jeffrey M. Ruben
                   ---------------------------------
               Name: Jeffrey M. Ruben
               Title: EVP


               AMERICAN BUSINESS MORTGAGE SERVICES, INC.,
                as an Original Mortgage Loan


               By: Jeffrey M. Ruben
                   ---------------------------------
               Name: Jeffrey M. Ruben
               Title: EVP


               AMERICAN BUSINESS CREDIT, INC.,
                as an Original Mortgage Loan Seller and as Servicer


               By: Beverly Santilli
                   ---------------------------------
               Name: Beverly Santilli
               Title: President


               ABFS 2003-1, as Secondary Mortgage Loan Seller


               By: Jeffrey M. Ruben
                   ---------------------------------
               Name: Jeffrey M. Ruben
               Title: EVP

               BEAR STEARNS ASSET BACKED SECURITIES, INC., as Depositor


               By: Jonathan Lieberman
                   ---------------------------------
               Name: Jonathan Lieberman
               Title: Senior Managing Director


               JPMORGAN CHASE BANK, not in its individual capacity but
                solely as Trustee, as Back-up Servicer and as Collateral
                Agent


               By: Joseph M. Costantino
                   ---------------------------------
               Name: Joseph M. Costantino
               Title: Trust Officer